UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):December 21, 2004

ULTIMATE ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-22532 (Commission File Number)	84-0585211 (I.R.S. Employer Identification No.)

321 West 84th Avenue, Suite A, Thornton, Colorado 80260

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:(303) 412-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE or STANDARD; TRANSFER of LISTING.

On December 21, 2004, Ultimate Electronics, Inc. received a notification from the Listing Qualifications Department at The Nasdaq Stock Market, Inc. (Nasdaq) that it is in material noncompliance with Marketplace Rule 4310(c)(14) for continued listing on Nasdaq.  Marketplace Rule 4310(c)(14) requires that a listed company file with Nasdaq all reports and other documents filed or required to be filed with the Securities and Exchange Commission.  The Company was unable to file a fully compliant Form 10-Q for the quarterly period ended October 31, 2004 with the Commission, and Nasdaq in violation of Marketplace Rule 4310(c)(14), by the extension deadline of December 15, 2004.

The Company is unable to file a fully compliant Form 10-Q because the Company’s independent auditors have not completed their work with respect to the Company’s quarterly financial statements.  The Company is cooperating fully to ensure that the review of the Company’s quarterly financial statements by the Company’s independent auditors is completed as quickly as possible.  After this matter is completed, the Company will file a compliant Form 10-Q/A with both the Commission and Nasdaq as soon as possible.  As of the opening of business on December 23, 2004, an “E” was appended to the Company’s trading symbol “ULTE” due to the Company’s non-compliance with Marketplace Rule 4310(c)(14).

The notification does not by itself result in immediate delisting of the Company’s securities, although Nasdaq stated in the notification that unless the Company requests a hearing regarding the delisting, the Company’s securities will be delisted from Nasdaq at the opening of business on December 30, 2004.  The Company submitted a request for a hearing before the Nasdaq Listing Qualifications Panel on this matter on December 27, 2004 and the request will stay the delisting of the Company’s securities pending the hearing and a determination by the Panel.  There can be no assurance that the Panel will grant the Company’s request for continued listing.

The Company issued a press release in connection with the notification on December 28, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company, dated December 28, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTIMATE ELECTRONICS, INC.
(Registrant)

Date: December 28, 2004	By:	/s/ DAVID A. CARTER
David A. Carter Senior Vice President—Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company, dated December 28, 2004